MYOS CORPORATION

May 2014





Investor
Presentation

"Great ideas originate in the muscles"
- Thomas Edison



Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements. Actual results may differ materially from those projected or implied in any forward-looking statements. Such statements involve risks and uncertainties, including but not limited to those relating to the successful continued research of Fortetropin™, MYO-X® or MYO-T12® and its effects on Myostatin inhibition, successfully achieving our critical initiatives described in this presentation, product and customer demand, market acceptance of our products, the ability to create new products through research and development, the continued growth of revenue, the continued increase of our units shipped, the ability to achieve a sustainable profitable business, the effect of economic conditions, the ability to protect our intellectual property rights, the continued growth of MYO-X® in GNC, Vitamin Shoppe and other specialty retail stores, competition from other providers and products, risks in product development, the ability to strengthen our manufacturing relationships and reducing the costs of our products, our ability to raise capital to fund continuing operations, and other factors discussed from time to time in our Securities and Exchange Commission filings. We undertake no obligation to update or revise any forward-looking statement for events or circumstances after the date on which such statement is made except as required by law.

These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure or prevent any disease.

Business Strategy

BioTherapeutics

Current R & D
Myostatin Target
>300 Peptides
Isolate and develop small molecules

Initial Medical Indications
Sarcopenia
Cachexia
Anorexia
Skeletal Myopathy
Acute and Chronic Muscle Disease

Small Molecule Development
New targets in myostatin pathway
Inflammatory mediators of muscle

Revenue Engine

BioNutrition

Current Markets
Body Building
Health and Wellness
Age Management

Developing Markets
Female Market
Medical Foods

Products
Powder
Liquid Drink / Pudding
Nutrition Bar

Management

Robert Hariri MD, PhD	Chairman, Board of Directors	▪ Founder, Chairman and Chief Science officer, Celgene Cellular Therapeutics ▪ Serial biotech and aerospace entrepreneur ▪ Former Associate Professor-Neurosurgery, Cornell
Peter Levy	President Chief Operating Officer	▪ Seasoned COO and executive at numerous public companies ▪ Regulatory Attorney; Former Integrity Monitor on behalf of the SEC ▪ Former Director, AT&T Advanced Consumer Enterprises
Joseph DosSantos	Chief Financial Officer	▪ Lead global accounting and reporting functions at Celgene Corporation during period of unprecedented growth ▪ 20+ years public company senior-level finance and accounting experience ▪ 11+ years pharmaceutical, experience, includes biotech, generics and specialty
Carl DeFreitas CPA, CFP, MBA	Vice President, Finance	▪ Founder, DeFreitas & DelSanto ▪ Prior officer and director of a public company ▪ 30 years accounting experience
Robert Ashton MD	Chief Medical Officer	▪ 25 years experience, surgeon and healthcare businesses ▪ Board-certified thoracic and general surgeon ▪ Extensive background in cardiovascular disease, oncology, obesity, transplantation and chronic degenerative diseases
Maghsoud Dariani MS	Science & Technology	▪ Experienced biotechnology executive, founding member of the Celgene Corporation ▪ Expertise in pharmaceutical products, manufacturing and compliance with FDA regulations for drug products
Lindsey Penrose	Vice President, Business Development	▪ Founder, The Penrose Group, Toronto, CA ▪ VP, Business Development at Royal Empire Developments
Neerav Padliya PhD	Vice President, Analytical Development	▪ Expertise in Proteomics and System Biology ▪ Several years of R&D Experience with Celgene Corp and Danaher Corp

Board of Directors

Robert Hariri MD, PhD	Chairman, Board of Directors	▪ Founder, Chairman and Chief Science Officer, Celgene Cellular Therapeutics ▪ Serial biotech and aerospace entrepreneur ▪ Former Associate Professor-Neurosurgery, Cornell
Buzz Aldrin PhD		▪ Retired US Air Force Colonel and astronaut
Louis Aronne MD		▪ Clinical Professor of Medicine, Weill-Cornell Medical College ▪ Adjunct Clinical Professor of Medicine, Columbia University ▪ Chief, Division of Metabolic Diseases and Obesity and Director of Weight Control Program, NY Presbyterian Hospital
Peter Diamandis MD		▪ Founder & CEO of XPRIZE Foundation ▪ Named one of the world's top 50 greatest leaders by Fortune Magazine
Sapna Srivastava PhD		▪ Experienced biotechnology executive, founding member of the Celgene team ▪ Expertise in pharmaceutical products, manufacturing and ▪ compliance with FDA regulations for drug products
Chris Pechock		▪ Former Equity Analyst, Biotechnology, Goldman Sachs Group ▪ 25 years Wall Street experience as an investment banker, buy-side and sell-side analyst, and private equity professional

Scientific Advisory Board

Robert Hariri MD, PhD	Chairman, Board of Directors	▪ Founder, Chairman and Chief Science Officer, Celgene Cellular Therapeutics ▪ Serial biotech and aerospace entrepreneur ▪ Former Associate Professor-Neurosurgery, Cornell
Robert Ashton MD	Chief Medical Officer	▪ 25 years experience, surgeon and healthcare businesses ▪ Board-certified thoracic and general surgeon ▪ Extensive background in cardiovascular disease, oncology, obesity, transplantation and chronic degenerative diseases
Sol Barer PhD		▪ Former President, CEO, and Chairman of Celgene Corporation
Louis Aronne MD		▪ Clinical Professor of Medicine, Weill-Cornell Medical College ▪ Adjunct Clinical Professor of Medicine, Columbia University ▪ Chief, Division of Metabolic Diseases and Obesity and Director of Weight Control Program, NY Presbyterian Hospital
Neilank Jha MD		▪ Neurosurgeon, Toronto Western Hospital, University of Toronto
Caroline Apovian MD		▪ Professor of Medicine and Pediatrics, section of Endocrinology, Diabetes, and Nutrition at Boston University School of Medicine ▪ Director of the Center for Nutrition and Weight Management, Boston Medical Center

MYOS Corporation

- Publically traded (OTCQB: MYOS)
- Experienced Management Team and Pre-eminent Scientific Advisory Board; Key Opinion Leaders
- R&D Stage: ongoing pre-clinical and clinical development
- First natural orally-active Myostatin inhibitor on the market for improved muscle health
- Developing proprietary therapeutic and nutritional products
- Distribution agreement with MHP: MYO-X @ GNC, Vitamin Shoppe, other specialty retailers

Nutra-Pharma Convergence

- Patent Cliff concerns
- Medico economic climate
- Aging population
- Patient self-reliance


Vitamins
Dietary
Supplements
Functional
Foods
MYOS
CORPORATION
Pharma

Targeting the Biology of Muscle


Sarcopenia:
Myostatin as the first target
Cachexia of chronic illness
Metabolic role of muscle
Physiologic importance of muscle



Sarcopenia: Overview

Age-related Loss

- Lean muscle mass
- Strength
- Functionality

Multifactorial Disease Process

May result from:

- Sub-optimal hormone levels
- Inadequate dietary protein
- Nutritional imbalances
- Lack of exercise
- Oxidative stress
- Inflammation

Loss *Per Year:*

Muscle QUALITY 2.5%
Muscle MASS 0.5-1%



Sarcopenia: Overview

MRI of the quadriceps:


Adipose tissue
Quadriceps

Sedentary 74 year old



40 year old triathlete

- **Associated with infiltration of fat into muscle (myosteatosis)**
- **Increase in connective tissue**

Sarcopenia
is to **muscle**
as
Osteoporosis
is to **bone**

Images: http://myathleticlife.com/2012/01/sarcopenia-doomed-age-related-muscle-loss/

Sarcopenia: Causes

Sarcopenia

Nutrition
Decreased protein/ amino acid intake

Activity
Physical inactivity
Immobility

Endocrine
Age-related decline in hormone levels (testosterone,GH,IGF-1)

Inflammation
Elevation of cytokines (IL-6, TNF-alpha)

Sarcopenia Impacts "Everyone"


Age-related
• Sex hormones
• Mitochondrial dysfunction
Neuro-Degenerative Disease
• Motorneuron
Disuse
• Immobility
• Physical Inactivity
• Zero gravity
Cachexia
Starvation
• Malabsorption
Endocrine
• Corticosteroids
• GH, IGF-1
• Thyroid
• Insulin resistance
Sarcopenia

The Cycle of Frailty


Disease
Aging:
Senescent
musculoskeletal changes
Chronic
Undernutrition
[Inadequate intake
of protein and
energy; micronutrient
deficiencies]
Negative Energy Balance
Weight Loss
Negative Nitrogen Balance
Neuroendocrine
Dysregulation
Anorexia
of aging
Loss of muscle mass
Sarcopenia
↓Total Energy Expenditure
↓Resting
Metabolic
Rate
↓Activity
↓Walking
Speed
↓Strength
&
Power
↓$\dot{V}O_2$max
Disability
Dependency

Fried LP, et al. *J Gerontol A Biol Sci Med Sci.* 2001 Mar;56(3):M146-56.

Aging Without Sarcopenia


90001

Olga Kotelko
Still setting records at age 91

Osteoporosis vs. Sarcopenia



Osteoporosis
Global Osteoporosis Therapeutics Market by the year 2015, US
$8.8 billion
Coining of a term
Understanding of consequences
Available medication
Pharmaceutical interest
Public awareness
Imaging
Criteria for quantification
WHO definition
Definition including risk stratification
1820
1940
1950
1960
1970
1980
1990
2000
2010
2020
Sarcopenia
Healthcare costs attributable to Sarcopenia, US
$18.5 billion
Ongoing process
Criteria for quantification
Understanding of consequences
Coining of a term
First Definition

Janssen I, et al. *J Am Geriatr Soc.* 2004;52:80–85.

Novel Approach:
Myostatin Modulation



- **What is myostatin?**
- **Why is it important in muscle?**

First Target: Myostatin

- **Natural regulatory protein**
- **Member of TGF-b family**
- **Inhibits muscle growth**
- **Increases with age**
- **An evolutionary circuit breaker to keep muscle growth in check**
- **Probably inhibits recruitment of muscle stem cells**


Myostatin
Follistatin
Propeptide
BMP-1/TLD
ALK4
ActRIIB
ALK5
Smad 2/3
Wnt4
Selfrenew
Myostatin
Activation
Proliferation
Myoblasts
Satellite Cell
Nascent myotubes during regeneration
Donor myonuclei to myofibers
Activated satellite cell
Quiescent satellite cell

Myostatin Modulation



Muscle Fiber
Other negative regulators
GDF-8
Activin Receptor Type IIB
ACE-031

GDF-8 and other negative regulators inhibit the growth of muscle tissue

ACE-031 inhibits the negative regulators, and rebuilds muscle

- Biologically compatible mechanism
- Follistatin activity
- Reversible
- Does not compete with endocrine control of muscle mass
- “Pharma” target

Myostatin: Genetic Foundation

- **Gene encoding myostatin discovered in 1997**
- **Named myostatin for ability to inhibit muscle differentiation and growth**
- **Myostatin (GDF-8, growth differentiation factor 8) is a protein encoded by MSTN gene in humans**





Examples of Myostatin Deficiency

Myostatin Modulation: Rationale



Inactivating mutations of myostatin gene are responsible for the hypermuscular phenotype observed in cattle, sheep, dogs, and humans

Pharma companies are working on antibodies to block receptor, suppress myostatin expression, etc.

Potential to work as a muscle anabolic therapy to increase muscle mass and strength leading to improved functional performance

Muscle Mass Increase: ACTRIIB / Follistatin


Control
Dominant Negative ACTRIIB
Follistatin

Lee SJ, McPherron AC. *Proc Natl Acad Sci USA*. 2001 Jul 31;98(16):9306-11.

Myostatin Inhibition: Benefits

Reductions in serum myostatin associated with:

Improvement in Age-related Reductions

- Muscle mass and fiber cross-sectional area
- Declines in bone mineral content and density
- Declines in cardiac ejection fraction

Reduced

- Glucose and triglycerides
- Fat mass, macrophage infiltration and inflammation
- Ectopic lipid accumulation in liver
- Aortic atheromatous lesions in mice genetically predisposed to atherosclerosis


NERVE
MUSCLE
BUNDLE OF FIBERS
MUSCLE CELL (FIBER)
CONNECTIVE TISSUE
NUCLEI
MEMBRANE

White TA, LeBrasseur NK. Gerontology. 2014 Jan 17. DOI: 10.1159/000356740



BioNutrition

MYOS CORPORATION

How does MYOS Improve Muscle Gains?

By inhibiting Myostatin with...

- **MYO-X® is a dietary supplement powered by MYO-T12®, MYOS' proprietary formula, and the world's only clinically proven modulator of Myostatin in the body**



MHP
CLINICALLY TESTED
MYO-X
MYOSTATIN INHIBITOR
MyoT12

- **Distribution through MHP provides immediate revenues for MYOS**

- **MYO-X® sold through:**
  - GNC
  - Vitamin Shoppe
  - Bodybuilding.com
  - other specialty stores



MYO-X
MYOSTATIN INHIBITOR
POWERED BY
MyoT12
MYO T12®
VANILLA
MYOSTATIN INHIBITOR

*Scientific research to date is preliminary and there can be no assurance that future scientific research will be favorable to our product or consistent with earlier favorable research.

Revenue Growth


MYOS Corp. Revenue Growth
790%
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Sales	$199,920	$313,520	$807,123	$1,019,952	$1,407,597	$1,546,314
Growth - Qtr. over Qtr		56.82%	157.44%	26.37%	38.01%	9.85%
Growth - Year over Year	358.17%	1177.59%	134.71%	178.73%	604.08%	393.21%



BioTherapeutics

MYOS CORPORATION

Human Clinical Research Results



Impact of Myo-T12 on Blood Concentration of Myostatin
Myos Protocol Number: MYO-201-12
Hours
% Change in Myostatin Concentration from Baseline
5
0
-5
-10
-15
20
-25
-30
-35
0
6
12
18
24
Placebo
10 Gram

Data from this blinded, randomized, placebo-controlled clinical study showed that a 10 gram dose of MYO-T12 results in a significant drop in blood Myostatin concentration in healthy men

*Scientific research to date is preliminary and there can be no assurance that future scientific research and the effects of Myo-T12 on Myostatin inhibition will be favorable or consistent with earlier favorable research.

Basic Research



- **Biochemical characterization Fortetropin™ (MYO-T12®)**
  - **Cutting edge proteomic and lipidomic approaches**
  - **Identify proteins, peptides, and lipids responsible for pro-myogenic activity**
    - **Novel biotherapeutics products**
- **Computational design of novel peptide inhibitors of Myostatin**
- **Develop effective in-vitro assay(s) for rapid screening**
  - **Pro-myogenic activity of novel bioactive molecules and formulations**
- **Develop in-vivo models**
  - **PK/PD studies to support dosing and formulation**

Pre-clinical Research



BRIGHAM AND WOMEN'S HOSPITAL

- **Synergistic effects of Fortetropin™ (MYO-T12®) and testosterone on skeletal muscle and fat mass in a rodent model**
  - **Ongoing at Brigham & Women's Hospital –** a teaching affiliate of Harvard Medical School
  - **Potential alternative to testosterone replacement therapy**
- **Synergistic effects of Fortetropin™ (MYO-T12®) and metformin**
  - **Adjunctive approach for management for obesity and type II diabetes**
- **PK/PD studies of novel bioactive molecules with pro-myogenic activity**

Clinical Research



Effect of Fortetropin™ (MYO-T12®) on lean muscle mass, strength, and power in resistance trained males

Ongoing at the University of Tampa

Effect of Fortetropin™ (MYO-T12®) on blood chemistry and body mass index in healthy adult females

Ongoing at Hackensack University Medical Center

Effect of Fortetropin™ (MYO-T12®)on muscle function and recovery after orthopedic procedures



Where We Are Headed

Revenue opportunities:

Expand Product Line
- Female supplements
- New formulations and additional additives
- Bar and drink formulations

New markets in Age Management

International opportunities

Increase intellectual property portfolio *for competitive advantage*

Novel biotherapeutics
IND filings in areas of obesity, anorexia and inflammatory bowel disease

Build awareness of Sarcopenia
through an education program to consumers



Driving Growth Through Relationships

DIL
German Institute of Food Technologies

German Institute of Food Technologies (DIL)
World leader in food development science and technology

Academic and Research Universities

- **Boston University Medical Center**
- **Brigham & Women's Hospital**
  teaching affiliate of Harvard Medical School
- **Rutgers University**
- **University of Massachusetts**
- **University of Tampa**
- **Hackensack University Medical Center**

MHP
MAXIMUM HUMAN PERFORMANCE

Maximum Human Performance
industry leader in distribution of dietary supplements

BOSTON UNIVERSITY SCHOOL of Medicine
BRIGHAM AND WOMEN'S HOSPITAL
University of Massachusetts UMASS. Medical School



45 Horsehill Road, Suite 106
Cedar Knolls, NJ 07927

Thank You